Q2 2025 Results Presentation July 21, 2025

1 Forward-Looking Statements Readers should note that in addition to the historical information contained herein, this presentation contains, and future oral and written statements of the Company and its management may contain, “forward-looking statements” within the meanings of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “will,” “propose,” “may,” “plan,” “seek,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “continue,” or “should,” or similar terminology. Any forward-looking statements presented herein are made only as of the date of this presentation, and the Company does not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to: (i) the strength of the local, state, national and international economies and financial markets (including effects of inflationary pressures and supply chain constraints); (ii) effects on the U.S. economy resulting from the threat or implementation of, or changes to, existing policies and executive orders including tariffs, immigration policy, regulatory or other governmental agencies, foreign policy and tax regulations; (iii) the economic impact of any future terrorist threats and attacks, widespread disease or pandemics, acts of war or other threats thereof (including the Russian invasion of Ukraine and ongoing conflicts in the Middle East), or other adverse events that could cause economic deterioration or instability in credit markets, and the response of the local, state and national governments to any such adverse external events; (iv) new and revised accounting policies and practices, as may be adopted by state and federal regulatory banking agencies, the Financial Accounting Standards Board or the Public Company Accounting Oversight Board; (v) changes in local, state and federal laws, regulations and governmental policies concerning the Company’s general business and any changes in response to bank failures; (vi) the imposition of tariffs or other governmental policies impacting the value of products produced by the Company's commercial borrowers; (vii) changes in interest rates and prepayment rates of the Company’s assets; (viii) increased competition in the financial services sector, including from non-bank competitors such as credit unions and fintech companies, and the inability to attract new customers; (ix) technological changes implemented by us and other parties, including our third-party vendors, which may have unforeseen consequences to us and our customers, including the development and implementation of tools incorporating artificial intelligence; (x) unexpected results of acquisitions, which may include failure to realize the anticipated benefits of acquisitions and the possibility that transaction costs may be greater than anticipated; (xi) the loss of key executives and employees, talent shortages and employee turnover; (xii) changes in consumer spending; (xiii) unexpected outcomes or costs of existing or new litigation or other legal proceedings and regulatory actions involving the Company; (xiv) the economic impact on the Company and its customers of climate change, natural disasters and of exceptional weather occurrences such as tornadoes, floods and blizzards; (xv) fluctuations in the value of securities held in our securities portfolio, including as a result of changes in interest rates; (xvi) credit risks and risks from concentrations (by type of borrower, geographic area, collateral and industry) within our loan portfolio (including commercial real estate loans) and large loans to certain borrowers; (xvii) the overall health of the local and national real estate market; (xviii) the ability to maintain an adequate level of allowance for credit losses on loans; (xix) the concentration of large deposits from certain clients who have balances above current FDIC insurance limits and who may withdraw deposits to diversify their exposure; (xx) the ability to successfully manage liquidity risk, which may increase dependence on non-core funding sources such as brokered deposits, and may negatively impact the Company’s cost of funds; (xxi) the level of nonperforming assets on our balance sheet; (xxii) interruptions involving our information technology and communications systems or third-party servicers; (xxiii) the occurrence of fraudulent activity, breaches or failures of our third-party vendors’ information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools or as a result of insider fraud; (xxiv) the effectiveness of the Company’s risk management framework, and (xxv) the ability of the Company to manage the risks associated with the foregoing as well as anticipated. Readers should note that the forward-looking statements included in this press release are not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included in the Company’s filings with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures. While the Company believes these are useful measures for investors, they are not presented in accordance with GAAP. You should not consider non- GAAP measures in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Because not all companies use identical calculations, the presentation herein of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Tax-equivalent adjustments assume a federal tax rate of 21% and state tax rate of 9.5%. For a reconciliation of the non-GAAP measures we use to the most closely comparable GAAP measures, see the Appendix to this presentation.

2 Exceptional asset quality Strong profitability and tangible book value growth Net interest margin expansion supported by low cost deposit base n Nonperforming assets represented only 0.13% of total assets at June 30, 2025, compared to 0.11% at March 31, 2025 n Net charge-offs represented only 0.12% of average loans on an annualized basis during 2Q25, compared to 0.05% of average loans on an annualized basis during 1Q25 n Net income of $19.2 million, or $0.61 per diluted share; return on average assets (ROAA) of 1.53% and return on average tangible common equity (ROATCE)1 of 15.55% n Adjusted net income1 of $19.8 million, or $0.63 per diluted share; adjusted ROAA1 of 1.58% and adjusted ROATCE1 of 16.02% n Tangible book value per share1 increased 3.8% from March 31, 2025 and 17.4% from June 30, 2024 n Net interest margin expanded 2 basis points to 4.14% and net interest margin (tax-equivalent basis)1 expanded 3 basis points to 4.19% n Cost of funds decreased 3 basis points to 1.29% and total cost of deposits decreased 2 basis points to 1.19% n Debt securities yields increased 11 basis points to 2.60% Q2 2025 Highlights Note: Financial data as of and for the three months ended June 30, 2025 unless otherwise indicated; 1 See "Non-GAAP reconciliations" in the Appendix for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures.

3 Company Snapshot Overview ü Company incorporated in 1982 from a base of family-owned banks and completed its IPO in October 2019 ü Headquartered in Bloomington, Illinois, with operations throughout Illinois and eastern Iowa ü Strong, granular, and low-cost deposit franchise with 1.19%* cost of deposits and 95.3% core deposits1 ü Conservative credit culture, with net charge-offs to average loans of 0.05% for the year ended December 31, 2024 and net charge-offs to average loans of 0.09%* for the six months ended June 30, 2025 ü High profitability sustained through economic cycles Loan Composition Deposit Composition Noninterest- bearing demand: 24% Interest- bearing demand: 26% Money market: 19% Savings: 13% Time: 18%C&I: 13% CRE–Owner occupied: 9% CRE–Non- owner occupied: 27% C&D: 9% Multi-family: 14% 1-4 Family residential: 13% Agricultural & farmland: 8% Municipal, consumer & other: 7% Commercial Real Estate Note: Financial data as of and for the three months ended June 30, 2025 unless otherwise indicated; * Annualized measure; FTE: Fully tax equivalent; 1 Non-GAAP financial measure. See “Non-GAAP Reconciliations” in the Appendix for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures. Commercial Financial Highlights ($mm) 2022 2023 2024 1H25As of or for the period ended B al an ce S he et Total assets $4,287 $5,073 $5,033 $5,018 Total loans 2,620 3,404 3,466 3,348 Total deposits 3,587 4,401 4,318 4,307 Core deposits (%)1 99.2% 93.8% 95.3% 95.3 % Loans-to-deposits 73.0% 77.3% 80.3% 77.7 % CET1 (%) 13.1% 12.1% 13.2% 14.3 % TCE / TA1 8.1% 8.2% 9.4% 10.2 % K ey P er fo rm an ce In di ca to rs Adjusted ROAA1 1.31% 1.59% 1.50% 1.56%* Adjusted ROATCE1 15.8% 20.9% 17.2% 16.2%* NIM (FTE)1 3.60% 4.15% 4.01% 4.18%* Yield on loans 4.91% 6.04% 6.36% 6.39%* Cost of deposits 0.07% 0.60% 1.30% 1.20%* Cost of funds 0.19% 0.86% 1.41% 1.30%* Efficiency ratio (FTE)1 56.9% 55.8% 53.5% 53.0 % C re di t NCOs / loans (0.08) % 0.01% 0.05% 0.09%* ACL / loans 0.97% 1.18% 1.21% 1.24 % NPLs / loans 0.08% 0.23% 0.22% 0.17 % NPAs / assets 0.12% 0.17% 0.16% 0.13%

4 4.12% (0.05)% (0.01)% 0.01% (0.03)% 0.07% 0.02% 0.01% 4.14% 1Q25 Loans Loan Discount Accretion Loan Fees Nonaccrual Interest Recoveries Other Earning Assets Deposit Costs Other Funding Costs 2Q25 Earnings Overview Prior Quarter Current Quarter ($000) 1Q25 Non-GAAP Adj.1 Adjusted 1Q251 2Q25 Non-GAAP Adj.1 Adjusted 2Q251 Interest and dividend income $63,138 $— $63,138 $63,919 $— $63,919 Interest expense 14,430 — 14,430 14,261 — 14,261 Net interest income 48,708 — 48,708 49,658 — 49,658 Provision for credit losses 576 — 576 526 — 526 Net interest income after provision for credit losses 48,132 — 48,132 49,132 — 49,132 Noninterest income 9,306 249 9,555 9,140 801 9,941 Noninterest expense 31,935 — 31,935 31,914 — 31,914 Income before income tax expense 25,503 249 25,752 26,358 801 27,159 Income tax expense 6,428 71 6,499 7,128 228 7,356 Net income $19,075 $178 $19,253 $19,230 $573 $19,803 Highlights Relative to Previous Quarter 2 n Net interest income increased $1.0 million from the first quarter of 2025 with improved yields on debt securities and lower funding costs being partially offset by a decrease in average loan balances n Net interest margin increased 2 basis points to 4.14% n Provision for credit losses primarily reflects increases due to changes in the economic forecast and qualitative factors which were partially offset by decreases due to changes in the loan portfolio and specific reserves n Excluding the mortgage servicing rights fair value adjustments, noninterest income increased by $0.3 million, primarily due to seasonal increases in card income of $0.2 million and gains on sale of mortgage loans of $0.2 million n Noninterest expense was nearly unchanged from the first quarter of 2025, as a $0.6 million decrease in salaries expense, which was impacted by seasonal variations in vacation accruals, was largely offset by a $0.4 million increase in other noninterest expense and a $0.3 million increase in employee benefits expense, primarily driven by higher medical benefit costs n During the second quarter of 2025, we recognized an additional $0.3 million in tax expense related to a nonrecurring reversal of a stranded tax effect included in accumulated other comprehensive income 2Q25 NIM Analysis* Note: Financial data as of and for the three months ended June 30, 2025 unless otherwise indicated; * Annualized measures; 1 Non-GAAP financial measure. See “Non-GAAP Reconciliations” in the Appendix for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures; 2 Reflects contribution of loan interest income to net interest margin, excluding loan discount accretion, nonaccrual interest recoveries, and loan fees.

5 5.50% 1.31% Fed Funds Rate Cost of Deposits* 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 —% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% Deposit Overview Deposit Base Highlights n Highly granular deposit base with balances down during the second quarter of 2025 primarily due to seasonal tax payments and lower retail account balances n Top 100 depositors, by balance, make up 14% of our deposit base, and the top 200 depositors make up 18% as of June 30, 2025 n Excluding reciprocal deposit accounts, account balances consist of 69% retail, 21% business, and 10% public funds as of June 30, 2025 n Uninsured and uncollateralized deposits estimated to be $595 million, or 14% of total deposits, as of June 30, 2025 Interest Costs* 2Q25 Spot Interest Rates2 As of 6/30/25 Interest-bearing demand 0.56% 0.56 % Money market 2.20% 2.22 % Savings 0.26% 0.27 % Time 3.30% 3.27 % Total interest-bearing deposits 1.57% 1.57 % Total deposits 1.19% 1.20% 1 Latest Rising Rate Cycle Deposit Beta (4Q21 to 2Q24): 23.6% 5.43% 4.50% 1.35% 1.19% Fed Funds Rate Cost of Deposits* 3Q24 4Q24 1Q25 2Q25 —% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% Current Falling Rate Cycle Deposit Beta (3Q24 to 2Q25): 17.2% 1 Rate Data Source: St. Louis FRED; * Annualized measure; 1 Represents quarterly average of federal funds target rate upper limit; 2 Weighted average spot interest rates do not include impact of purchase accounting adjustment amortization. 1

6 Net Interest Margin Annual Quarterly FTE NIM*1 GAAP NIM* Accretion of acquired loan discounts contribution to NIM* FTE NIM1 GAAP NIM Accretion of acquired loan discounts contribution to NIM 3.23% 3.60% 4.15% 4.01% 4.18% 3.18% 3.54% 4.09% 3.96% 4.13% 2021 2022 2023 2024 1H25 4.00% 4.03% 4.01% 4.16% 4.19% 3.95% 3.98% 3.96% 4.12% 4.14% 2Q24 3Q24 4Q24 1Q25 2Q25 n Second quarter 2025 net interest margin and net interest margin (tax- equivalent basis)1 increased 2 and 3 basis points, respectively, from the prior quarter n Higher debt securities yields contributed 3 basis points to the overall change in net interest margin from the prior quarter n 32% of the loan portfolio matures or reprices within the next 3 months and 44% of the loan portfolio matures or reprices within the next 12 months Scheduled Fixed Rate Loan Maturities ($000) 3Q25 4Q25 1Q26 2Q26 2H26 Balance $ 95,399 $ 104,280 $ 113,187 $ 117,474 $ 126,867 Weighted Average Interest Rate2 6.53% 5.61% 4.97% 4.85% 4.28 % Note: Financial data as of and for the three months ended June 30, 2025 unless otherwise indicated; * Annualized measure; 1 Tax-equivalent basis metric; see "Non-GAAP reconciliations" in the Appendix for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures; 2 Weighted average interest rates does not include impact of purchase accounting adjustment amortization or deferred loan fee amortization. 3bps 2bps 9bps 9bps 9bps 8bps 10bps 9bps 9bps 8bps

7 Loan Portfolio Overview: Commercial and Commercial Real Estate n $1.67 billion portfolio as of June 30, 2025 n $907 million in non-owner occupied CRE loans primarily supported by rental cash flow of the underlying properties n $310 million in construction and land development loans2 primarily to developers for properties to sell upon completion or for long-term investment n $454 million in multi-family loans secured by 5+ unit apartment buildings n Office CRE exposure characterized by solid credit metrics as of June 30, 2025 with less than 0.1% rated substandard, less than 0.1% past due 30 days or more, and a weighted average LTV of 57% Commercial Real Estate PortfolioCommercial Loan Portfolio n $737 million portfolio as of June 30, 2025 n $419 million in C&I loans primarily for working capital, asset acquisition, and other business purposes n $317 million in owner-occupied CRE n Underwritten primarily based on borrower’s cash flow and majority further supported by collateral and personal guarantees; loans based primarily in- market1 Wholesale Trade: 10% Auto Repair and Dealers: 9% Construction: 9% Real Estate, Rental, and Leasing: 8% Manufacturing: 8% Health Care and Social Assistance: 8% Accommodation and Food Services: 7% Retail Trade: 5% Other: 36% Multi-Family: 35% Warehouse/ Manufacturing: 13%Retail: 11% Office: 11% Senior Living Facilities: 8% Hotels: 5% Other: 17% 1 Market area defined as within 60 miles of a branch; 2 Construction and land development loans presented by property type in chart

8 Loan Portfolio Overview: Selected Portfolios n $272 million portfolio as of June 30, 2025 n Borrower operations focus primarily on corn and soybean production n Federal crop insurance programs mitigate production risks n No customer accounts for more than 3% of the agriculture portfolio n Weighted average LTV on farmland loans is 45% n 4.0% is rated substandard as of June 30, 2025 n 70% of agricultural borrowers have been with the Company for at least 10 years, and 50% for more than 20 years n $217 million portfolio as of June 30, 2025 n Commercial tax-exempt loans which are sponsored by municipal entities for the benefit of a private entity where that private entity is responsible for repayment n $44.0 million in senior living facility loans n $20.8 million in medical facility loans n Loans to non-depository institutions primarily secured by assignments of notes and mortgages to third party borrowers to fund real estate projects n Loans to municipalities are primarily federally tax-exempt Farmland: 64% Crops: 29% Equipment: 5% Livestock: 2% Commercial Tax-Exempt: 34% Non-Depository Institutions: 30% Municipalities: 27% Consumer: 5% Other: 4% Municipal, Consumer and OtherAgriculture and Farmland

9 Loan Portfolio Overview: ACL and Asset Quality 2Q25 ACL on Loans Activity ($000) Watch List and Nonaccrual Loans ($000) As of 3/31/25 Change As of 6/30/25 Pass-Watch $ 86,821 $ 13,215 $ 100,036 Special Mention1 44,834 (38,431) 6,403 Substandard1 73,724 23,433 97,157 Nonaccrual2 5,102 513 5,615 CECL Methodology and Oversight n Discounted cash flow method utilized for majority of loan segments, except weighted average remaining maturity method used for consumer loans n Credit loss drivers determined by regression analysis includes Company and peer loss data and macroeconomic variables, including unemployment and GDP n ACL / Loans of 1.24% as of June 30, 2025 n ACL Committee provides model governance and oversight ACL on Unfunded Commitments n ACL on unfunded lending-related commitments was $3.1 million as of June 30, 2025 1 Includes a $12.1 million credit that was paid off in July 2025 which was rated substandard as of June 30, 2025 and rated special mention as of March 31, 2025. 2 Includes $1.9 million of loans that are wholly or partially guaranteed by the U.S. government as of June 30, 2025. $42,111 $(1,047) $(54) $850 $726 $(927) $41,659 1Q25 Net Charge-Offs Changes in Specific Reserves Changes in Economic Forecast Changes in Qualitative Factors Changes in Portfolio and Other Changes 2Q25

10 4.5 4.8 5.9 5.7 6.9 8.6 4.4 1.6 1.7 1.9 2.4 2.0 1.6 1.0 0.4 0.4 0.2 0.8 0.6 0.5 Asset Management and Trust Services Agricultural Services - Farm Management Agricultural Services - Real Estate Brokerage Investment Brokerage Total 2019 2020 2021 2022 2023 2024 1H25 0 1 2 3 4 5 6 7 8 9 10 11 12 Wealth Management Overview Comprehensive Wealth Management Services n Proprietary investment management solutions n Financial planning n Trust and estate administration Wealth Management Revenue Trends ($mm) Agricultural Services n Farm management services: over 78,000 acres managed as of June 30, 2025 n Real estate brokerage including auction services n Farmland appraisals $5.7 $7.2 $8.4 $9.2 $9.9 Over $2.4 billion of assets under management or administration as of June 30, 2025 $6.8 $11.0

11 Securities Portfolio Overview Securities Overview Key Investment Portfolio Metrics ($000) AFS HTM Total Amortized Cost $ 814,495 $ 481,942 $ 1,296,437 Unrealized Gain/(Loss) (41,289) (39,878) (81,167) Allowance for Credit Losses — — — Fair Value 773,206 442,064 1,215,270 Book Yield 2.98% 2.43% 2.77 % Effective Duration (Years) 3.51 4.08 3.72 Portfolio Composition U.S. Treasury: 8% U.S. Gov't Agency: 11% Municipal: 14% Agency RMBS: 30% Agency CMBS: 33% Corporate: 4% Amortized Cost: $1,296mm Book Yield: 2.77% Book Yield: 2.57% Book Yield: 2.14% Book Yield: 1.30% Book Yield: 2.06% Book Yield: 3.85% Book Yield: 5.46% n Company’s debt securities consist primarily of the following types of fixed income instruments: n Agency guaranteed MBS: MBS pass-throughs, CMOs, and CMBS n Municipal bonds: weighted average NRSRO credit rating of Aa2/AA n Treasury, government agency debentures, and SBA-backed full faith and credit debt n Corporate bonds: Investment-grade corporate and bank subordinated debt n Investment strategy focused on maximizing returns and managing the Company’s asset sensitivity with high credit quality intermediate duration investments n Company emphasizes predictable cash flows that limit faster prepayments when rates decline or extended durations when rates rise n During the quarter, $101.2 million of debt securities were purchased with excess liquidity on hand to take advantage of higher rates and to extend portfolio duration Expected Debt Securities Principal Cash Flows ($000) 3Q25 4Q25 1Q26 2Q26 2H26 Expected Principal Cash Flows1 $ 27,981 $ 50,711 $ 37,627 $ 20,434 $ 74,379 Book Yield 3.02% 2.35% 2.29% 3.17% 2.67 % Financial data as of June 30, 2025, unless otherwise indicated; 1 Expected principal cash flows includes contractual maturities, projected calls, and projected mortgage-backed principal payments based on industry recognized prepayment models as of June 30, 2025.

12 Capital and Liquidity Overview As of 6/30/25 Balance of Cash and Cash Equivalents $195,742 Market Value of Unpledged Securities 743,297 Available FHLB Advance Capacity 1,023,931 Available FRB Discount Window Capacity 107,118 Available Fed Fund Lines of Credit 80,000 Total Estimated Sources of Liquidity $2,150,088 Capital and Liquidity Highlights n All capital measures increased during 2Q25 and remain well above regulatory requirements n Decrease in CET1 risk-based capital ratio in 2023 was primarily a result of the Town and Country acquisition n If all unrealized losses on debt securities, regardless of accounting classification, were included in tangible equity, tangible common equity to tangible assets would be 9.69%1 n With the loan to deposit ratio at 78%, there is more than sufficient on-balance sheet liquidity that is also supplemented by multiple untapped liquidity sources CET1 Risk-Based Capital Ratio (%) 13.37 13.07 12.12 13.21 14.26 2021 2022 2023 2024 2Q25 Tangible Common Equity to Tangible Assets (%) 8.89 8.06 8.19 9.42 10.21 2021 2022 2023 2024 2Q25 1 1 Non-GAAP financial measure. See “Non-GAAP Reconciliations” in the Appendix for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures. Liquidity Sources ($000)

13 Near-Term Outlook nWe expect loan growth in the 2% to 5% range on an annualized basis for 3Q25 as loan pipelines were higher at the end of 2Q25 compared to the end of 1Q25 and lower payoffs are projected. nWe expect deposit balances to be flat in 3Q25. nWe intend to purchase debt securities at a level to maintain debt securities balances near current level during 3Q25. nWe expect net interest margin to remain at current levels in 3Q25 as assets continue to reprice higher and deposit costs decrease slightly both of which are expected to be offset by lower nonaccrual interest recoveries and loan fees. nNoninterest income for 3Q25 is expected to be in line with 2Q25 results. nNoninterest expense expected to be between $31 million and $33 million in 3Q25. nAsset quality expected to remain solid, although a return to more normalized asset quality metrics and charge-offs may continue should the economy soften. Additionally, there may be more volatility in the CECL calculation if we see large changes in the forecast for unemployment and GDP. nStock repurchase program will continue to be used opportunistically with $12.1 million available through January 1, 2026. nSubordinated debt becomes callable and interest rate becomes floating in September 2025. If we chose to call the subordinated debt during the third quarter of 2025, we would expect to recognize a loss of $0.4 million in relation to the accelerated amortization of transaction issuance costs. nCurrent capital levels and operational structure support M&A should the right opportunity arise.

14 Our History – Long track record of organic and acquisitive growth Fred Drake named President and CEO of Heartland Bank and Trust Company and leads its entry into Bloomington-Normal 1992 1964 - 1982 George Drake purchases El Paso National Bank and assembles group of banks in rural communities in central IL M.B. Drake starts bank in central IL 1920 HBT Financial, Inc. incorporates as a multi-bank holding company owning three banks 1982 1997 All five banks owned by HBT Financial, Inc. merge into Heartland Bank and Trust Company Wave of FDIC- assisted and strategic acquisitions, including expansion into the Chicago MSA 2010-2015 Acquisition1 of Lincoln S.B. Corp (State Bank of Lincoln) 2018 Company crosses $1bn in assets 2007 1999 - 2008 Entry into several new markets in central IL through de novo branches and acquisitions 2019 Completion of IPO in October 2020 Merger of State Bank of Lincoln into Heartland Bank and Trust Company 2021 Entry into Iowa with NXT Bank acquisition 2023 Completed acquisition of Town and Country Financial Corporation 1 Although the Lincoln S.B. Corp transaction is identified as an acquisition above, the transaction was accounted for as a change of reporting entity due to its common control with the Company

15 Central Illinois: 44 Chicago MSA: 18 Iowa: 4 Central Illinois branches Chicago MSA branches Iowa branches Our Markets Source: S&P Capital IQ; Financial data as of June 30, 2025. Full-Service Branch Locations Central Illinois: 68% Chicago MSA: 29% Iowa: 3% $4.3bn Central Illinois: 48% Chicago MSA: 42% Iowa: 10% $3.3bn 66 Locations Deposits Loans Full-Service Branches

16 Business Strategy n Drake family involved in central Illinois banking since 1920 n Management lives and works in our communities n Community banking and relationship-based approach stems from adherence to our Midwestern values n Committed to providing products and services to support the unique needs of our customer base n Vast majority of loans originated to borrowers residing within 60 miles of a branch n Robust underwriting standards will remain a hallmark of the Company n Maintained sound credit quality and minimal originated problem asset levels during the Great Recession n Diversified loan portfolio primarily within footprint n Underwriting continues to be a strength as evidenced by NCOs / loans of 0.05% during 2024 and 0.09%* during 1H25; NPLs / loans of 0.22% at 4Q24 and 0.17% at 2Q25 n Positioned to be the acquirer of choice for many potential partners in and adjacent to our existing markets n Successful integration of 10 community bank acquisitions2 since 2007 n Chicago MSA, in particular, has ~70 banking institutions with less than $2bn in assets n 1.50% adjusted ROAA3 and 4.01% NIM (FTE)4 during 2024; 1.56%* adjusted ROAA3 and 4.18%* NIM (FTE)4 during 1H25 n Highly profitable through the Great Recession and the COVID-19 pandemic n Highly defensible market position (Top 2 deposit share rank in 6 of 7 largest central Illinois markets in which the Company operates1) contributes to our strong core deposit base and funding advantage n Continued deployment of our excess deposit funding (78% loan-to-deposit ratio as of 2Q25) into attractive loan opportunities in larger, more diversified markets n Efficient decision-making process provides a competitive advantage over the larger and more bureaucratic money center and super regional financial institutions that compete in our markets Preserve strong ties to our communities Deploy excess deposit funding into loan growth opportunities Maintain a prudent approach to credit underwriting Pursue strategic acquisitions and sustain strong profitability Small enough to know you, big enough to serve you * Annualized measure; FTE: Fully tax equivalent; 1 Source: S&P Capital IQ, data as of June 30, 2024; 2 Includes merger with Lincoln S.B. Corp in 2018, although the transaction was accounted for as a change of reporting entity due to its common control with Company; 3 Metrics based on adjusted net income, which is a non-GAAP metric; for reconciliation with GAAP metrics, see “Non-GAAP reconciliations” in Appendix; 4 Metrics presented on tax-equivalent basis; for reconciliation with GAAP metric, see “Non-GAAP reconciliations” in Appendix.

17 Experienced executive management team with deep community ties Fred L. Drake Executive Chairman 42 years with Company 45 years in industry J. Lance Carter President and Chief Executive Officer 23 years with Company 31 years in industry Lawrence J. Horvath Chief Lending Officer 15 years with Company 39 years in industry Mark W. Scheirer Chief Credit Officer 14 years with Company 33 years in industry Andrea E. Zurkamer Chief Risk Officer 12 years with Company 25 years in industry Diane H. Lanier Chief Retail Officer 28 years with Company 40 years in industry Peter Chapman Chief Financial Officer 2 years with Company 31 years in industry

18 Talented Board of Directors with deep financial services industry experience Fred L. Drake Executive Chairman • Director since 1984 • 42 years with Company • 45 years in industry J. Lance Carter Director • Director since 2011 • President and CEO of HBT Financial and Heartland Bank • 23 years with Company • 31 years in industry Patrick F. Busch Director • Director since 1998 • Vice Chairman of Heartland Bank • 30 years with Company • 47 years in industry Eric E. Burwell Director • Director since 2005 • Owner, Burwell Management Company • Invests in a variety of real estate, private equity, venture capital and liquid investments Linda J. Koch Director • Director since 2020 • Former President and CEO of the Illinois Bankers Association • 36 years in industry Gerald E. Pfeiffer Director • Director since 2019 • Former Partner at CliftonLarsonAllen LLP • Former CFO of Bridgeview Bancorp • Over 50 years of industry experience Allen C. Drake Director • Director since 1981 • Retired EVP with 27 years of experience at Company • Formerly responsible for Company’s lending, administration, technology, personnel, accounting, trust and strategic planning Dr. C. Alvin Bowman Director • Director since 2019 • Former President of Illinois State University • 36 years in higher education Roger A. Baker Director • Director since 2022 • Former Chairman and President of NXT Bancorporation • 15 years in industry

19 Investment Highlights 3 1 2 4 Track record of successfully integrating acquisitions Consistent performance through economic cycles and consistent out-performance of peers drives long-term shareholder value Strong, granular, low-cost deposit base provides funding for diversified loan portfolio and loan growth opportunities Prudent risk management

20 Consistent performance through economic cycles. . . Drivers of Profitability Strong, granular, low-cost deposits1 Relationship-based business model that has allowed us to cultivate and underwrite attractively priced loans A robust credit risk management framework to prudently manage credit quality Diversified sources of fee income, including in wealth management 4 Consistent out-performance, even during periods of broad economic stress 1 2 3 Pre-Tax Return on Average Assets (%) Company Company Adjusted Peer Median 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 1Q25 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 2.25% 2.50% 2.75% 3.00% 1 Source: S&P Capital IQ as available on July 9, 2025; For 2006 through June 30, 2012, the Company’s pre-tax ROAA does not include Lincoln S.B. Corp. and its subsidiaries; 1 Non-GAAP financial measure. See “Non-GAAP Reconciliations” in the Appendix for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures; 2 See "Peer Group Members" in the Appendix for listing of the publicly-traded bank holding companies included in peer group median. 2

21 . . . and consistent out-performance of peers. . .1 CET1 Capital Ratio (%) 13.07 12.12 13.21 13.48 10.68 11.04 11.42 11.62 HBT Peer Median 2022 2023 2024 1Q25 Return on Average Equity (%) 14.73 14.60 13.93 13.9513.43 12.50 11.04 11.30 HBT Peer Median 2022 2023 2024 1Q25 Cost of Funds (%) 0.19 0.86 1.41 1.32 0.52 1.76 2.31 2.13 HBT Peer Median 2022 2023 2024 1Q25 Nonperforming Assets to Total Assets (%) 0.12 0.17 0.16 0.11 0.24 0.29 0.38 0.39 HBT Peer Median 2022 2023 2024 1Q25 Robust Capitalization Superior Profitability Exceptional Funding Base Conservative Credit Underwriting 1 11 1 Source: S&P Capital IQ as available on July 9, 2025; 1 See "Peer Group Members" in the Appendix for listing of the publicly-traded bank holding companies included in peer group median.

22 . . . drives long-term shareholder value1 HBT Financial, Inc. Peer Median S&P 600 Small Cap Bank Index 10/11/2019 (IPO Date) 12/31/2019 12/31/2020 12/31/2021 12/31/2022 12/31/2023 12/31/2024 6/30/2025 $75.00 $100.00 $125.00 $150.00 $175.00 $200.00 $225.00 Cumulative Total Return (Initial investment of $100 and reinvestment of dividends) 1 Source: S&P Capital IQ as available on July 9, 2025; 1 See "Peer Group Members" in the Appendix for listing of the publicly-traded bank holding companies included in peer group median. YTD TTM 3 Years 5 Years HBT 17.1% 27.9% 56.8% 126.8 % Peer Median1 (0.3) % 19.8% 25.3% 82.4 % S&P 600 Small Cap Bank Index (3.1) % 19.5% 16.7% 77.4 % Cumulative Total Return (%) (Includes reinvestment of dividends) Industry Recognition n Ranked 7th out of 200 in the Forbes 2025 America's Best Banks ranking (based on 2024 results) n Ranked 16th out of 208 in S&P Global Market Intelligence's 2024 large US community bank ranking n Ranked 6th out of community banks with total assets of $5bn to $10bn and 7th out of 300 publicly traded banks overall in Bank Director's The Best U.S. Banks 2025 edition

23 0.14 0.07 0.07 0.60 1.30 1.21 0.44 0.21 0.36 1.49 2.06 1.92 HBT Peer Median 2020 2021 2022 2023 2024 1Q25 Strong, granular, low-cost deposit base provides funding for . . . Cost of Deposits (%) Remains Consistently Below Peers 1 2 As of 6/30/25 Number of Accounts (000) Average Account Balance ($000) Weighted Average Age (Years) Noninterest-bearing 75 $13 15.3 Interest-bearing demand 54 19 20.7 Money market 6 121 11.8 Savings 44 13 17.7 Time 18 43 2.1 Total deposits 197 $20 13.9 Deposit Base Characteristics2 1 Source: S&P Capital IQ as available on July 9, 2025; * Annualized measure; 1 See "Peer Group Members" in the Appendix for listing of the publicly-traded bank holding companies included in peer group median; 2 Excludes overdrawn deposit accounts, reciprocal deposit accounts, and internal HBT accounts. n Deposit beta consistently below peers, in both rising rate and falling rate environments n Core deposits to total deposits3 of 95.3% as of June 30, 2025, with no reliance on brokered deposits n Short duration time deposits have a weighted average remaining maturity of 5.8 months and a weighted average rate of 3.27% as of June 30, 2025

24 . . . diversified loan portfolio and loan growth opportunities2 June 30, 2025 Balance ($000) Percent Commercial and industrial $ 419,430 12.5 % Commercial real estate - owner occupied 317,475 9.5 % Commercial real estate - non- owner occupied 907,073 27.1 % Construction and land development 310,252 9.3 % Multi-family 453,812 13.5 % One-to-four family residential 451,197 13.5 % Agricultural and farmland 271,644 8.1 % Municipal, consumer, and other 217,328 6.5 % Total loans $ 3,348,211 100.0 % Diversified Loan Portfolio Chicago MSA n Entered market in 2011 with acquisition of Western Springs National Bank n In-market disruption from recent bank M&A in Chicago MSA has provided attractive source of local talent n Scale and diversity of Chicago MSA provides continued growth opportunities, both in lending and deposits n Loan growth in Chicago MSA spread across a variety of commercial asset classes, including multi-family, mixed use, industrial, retail, and office n Chicago MSA region loans grew 1.9% over the last 12 months Central Illinois n Deep-rooted market presence expanded through several acquisitions since 2007 n Central Illinois markets have been resilient during previous economic downturns n Town and Country merger has provided very strong market share in a number of new markets and opportunities to expand customer relationships with HBT’s greater ability to meet larger borrowing needs Iowa n Entered market in 2021 with acquisition of NXT Bancorporation, Inc. ("NXT") n Continued opportunity to accelerate loan growth in Iowa thanks to HBT’s larger lending limit and ability to add to talented banking team n Iowa region loans grew 6.1% over the last 12 months Loan Growth Opportunities

25 Track record of successfully integrating acquisitions BankPlus Morton, IL $231mm deposits 2007 2012 Bank of Illinois Normal, IL FDIC-assisted $176mm deposits Western Springs National Bank Western Springs, IL FDIC-assisted $184mm deposits 2011 Citizens First National Bank Princeton, IL FDIC-assisted $808mm deposits 2018 Farmer City State Bank Farmer City, IL $70mm deposits 20152010 Bank of Shorewood Shorewood, IL FDIC-assisted $105mm deposits National Bancorp, Inc. (American Midwest Bank) Schaumburg, IL $447mm deposits Lincoln S.B. Corp (State Bank of Lincoln)1 Lincoln, IL $357mm deposits 2021 NXT Bancorporation, Inc. (NXT Bank) Central City, IA $182mm deposits Town and Country Financial Corporation (Town and Country Bank) Springfield, IL $720mm deposits 2023 3 1 Although the Lincoln Acquisition is identified as an acquisition in the above table, the transaction was accounted for as a change of reporting entity due to its common control with Company.

26 Prudent risk management n Risk management culture instilled by management n Well-diversified loan portfolio across commercial, regulatory CRE, and residential n Primarily originated across in-footprint borrowers n Centralized credit underwriting group that evaluates the vast majority of exposures over $750,000 to ensure uniform application of policies and procedures n Conservative credit culture, strong underwriting criteria, and regular loan portfolio monitoring n Robust internal loan review process that reviews more than 45% of loan commitments on a rolling 24 month basis Strategy and Risk Management n Majority of directors are independent, with varied expertise and backgrounds n Board of directors has an established Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Enterprise Risk Management (ERM) Committee n ERM program embodies the “three lines of defense” model and promotes business line risk ownership n Independent and robust internal audit structure, reporting directly to our Audit Committee n Strong compliance culture and compliance management system n Code of Ethics and other governance documents are available at ir.hbtfinancial.com Data Security & Privacy n Robust data security program, and under our privacy policy, we do not sell or share customer information with non-affiliated entities n Formal company-wide business continuity plan covering all departments, as well as a cybersecurity program that includes internal and outsourced, independent testing of our systems and employees Comprehensive Enterprise Risk Management Disciplined Credit Risk Management Historical Net Charge-Offs (%) 4 NCOs / Loans % 0.04% (0.01)% (0.08)% 0.01% 0.05% 0.09%* 2020 2021 2022 2023 2024 1H25 * Annualized Measure.

27 Appendix

28 Non-GAAP Reconciliations Adjusted Net Income and Adjusted ROAA ($000) 2022 2023 2024 1H25 1Q25 2Q25 Net income $ 56,456 $ 65,842 $ 71,780 $ 38,305 $ 19,075 $ 19,230 Adjustments: Acquisition expenses1 (1,092) (13,691) — — — — Gains (losses) on closed branch premises 141 75 (635) 9 59 (50) Realized losses on sale of securities — (1,820) (3,697) — — — Mortgage servicing rights fair value adjustment 2,153 (1,615) (174) (1,059) (308) (751) Total adjustments 1,202 (17,051) (4,506) (1,050) (249) (801) Tax effect of adjustments2 (551) 4,711 1,284 299 71 228 Total adjustments after tax effect 651 (12,340) (3,222) (751) (178) (573) Adjusted net income $ 55,805 $ 78,182 $ 75,002 $ 39,056 $ 19,253 $ 19,803 Average assets $ 4,269,873 $ 4,927,904 $ 5,008,083 $ 5,034,249 $ 5,032,813 $ 5,036,675 Return on average assets 1.32% 1.34% 1.43% 1.53%* 1.54%* 1.53%* Adjusted return on average assets 1.31% 1.59% 1.50% 1.56%* 1.55%* 1.58%* * Annualized measure; 1 Includes recognition of an allowance for credit losses on non-PCD loans of $5.2 million and an allowance for credit losses on unfunded commitments of $0.7 million subsequent to the Town and Country merger during first quarter of 2023; 2 Assumes a federal income tax rate of 21% and a state tax rate of 9.5%.

29 Non-GAAP Reconciliations Adjusted Earnings Per Share ($000) 2Q25 Numerator: Net income $ 19,230 Adjusted net income $ 19,803 Denominator: Weighted average common shares outstanding 31,510,759 Dilutive effect of outstanding restricted stock units 77,782 Weighted average common shares outstanding, including all dilutive potential shares 31,588,541 Earnings per share - basic $ 0.61 Earnings per share - diluted 0.61 Adjusted earnings per share - basic $ 0.63 Adjusted earnings per share - diluted 0.63

30 Non-GAAP Reconciliations (cont’d) ROATCE, Adjusted ROAE, and Adjusted ROATCE ($000) 2022 2023 2024 1H25 2Q25 Total stockholders’ equity $ 383,306 $ 450,928 $ 515,368 $ 563,659 $ 572,505 Less: goodwill (29,322) (57,266) (59,820) (59,820) (59,820) Less: core deposit intangible assets (1,480) (20,272) (19,247) (17,130) (16,782) Average tangible common equity $ 352,504 $ 373,390 $ 436,301 $ 486,709 $ 495,903 Net income $ 56,456 $ 65,842 $ 71,780 $ 38,305 $ 19,230 Adjusted net income 55,805 78,182 75,002 39,056 19,803 Return on average stockholders’ equity 14.73% 14.60% 13.93% 13.70%* 13.47%* Return on average tangible common equity 16.02% 17.63% 16.45% 15.87%* 15.55%* Adjusted return on average stockholders’ equity 14.56% 17.34% 14.55% 13.97%* 13.87%* Adjusted return on average tangible common equity 15.83% 20.94% 17.19% 16.18%* 16.02%* * Annualized measure.

31 Non-GAAP Reconciliations (cont’d) ($000) 2021 2022 2023 2024 1H25 Net interest income $ 122,403 $ 145,874 $ 191,072 $ 188,850 $ 98,366 Tax-equivalent adjustment1 2,028 2,499 2,758 2,242 1,093 Net interest income (tax-equivalent basis)1 $ 124,431 $ 148,373 $ 193,830 $ 191,092 $ 99,459 Average interest-earnings assets $ 3,846,473 $ 4,118,124 $ 4,675,025 $ 4,769,671 $ 4,803,145 Net interest margin 3.18% 3.54% 4.09% 3.96% 4.13 % Tax-equivalent adjustment1 0.05% 0.06% 0.06% 0.05% 0.05 % Net interest margin (tax-equivalent basis)1 3.23% 3.60% 4.15% 4.01% 4.18 % Net Interest Income (tax-equivalent basis) and Net Interest Margin (tax-equivalent basis) Net Interest Income (tax-equivalent basis) and Net Interest Margin (tax-equivalent basis) ($000) 2Q24 3Q24 4Q24 1Q25 2Q25 Net interest income $ 47,028 $ 47,733 $ 47,401 $ 48,708 $ 49,658 Tax-equivalent adjustment1 553 552 562 545 548 Net interest income (tax-equivalent basis)1 $ 47,581 $ 48,285 $ 47,963 $ 49,253 $ 50,206 Average interest-earnings assets $ 4,785,558 $ 4,769,471 $ 4,758,334 $ 4,798,021 $ 4,808,213 Net interest margin 3.95%* 3.98%* 3.96%* 4.12%* 4.14%* Tax-equivalent adjustment1 0.05%* 0.05%* 0.05%* 0.04%* 0.05%* Net interest margin (tax-equivalent basis)1 4.00%* 4.03%* 4.01%* 4.16%* 4.19%* * Annualized measure; 1 Assumes a federal income tax rate of 21% and a state tax rate of 9.5%.

32 Non-GAAP Reconciliations (cont’d) Efficiency Ratio (tax-equivalent basis) ($000) 2022 2023 2024 1H25 Total noninterest expense $ 105,107 $ 130,964 $ 124,007 $ 63,849 Less: amortization of intangible assets (873) (2,670) (2,839) (1,389) Noninterest expense excluding amortization of intangible assets $ 104,234 $ 128,294 $ 121,168 $ 62,460 Net interest income $ 145,874 $ 191,072 $ 188,850 $ 98,366 Total noninterest income 34,717 36,046 35,571 18,446 Operating revenue 180,591 227,118 224,421 116,812 Tax-equivalent adjustment1 2,499 2,758 2,242 1,093 Operating revenue (tax-equivalent basis)1 $ 183,090 $ 229,876 $ 226,663 $ 117,905 Efficiency ratio 57.72% 56.49% 53.99% 53.47 % Efficiency ratio (tax-equivalent basis)1 56.93% 55.81% 53.46% 52.97% 1 Assumes a federal income tax rate of 21% and a state tax rate of 9.5%.

33 Non-GAAP Reconciliations (cont’d) ($000) 2021 2022 2023 2024 2Q25 Tangible common equity Total equity $ 411,881 $ 373,632 $ 489,496 $ 544,605 $ 580,897 Less: goodwill (29,322) (29,322) (59,820) (59,820) (59,820) Less: core deposit intangible (1,943) (1,070) (20,682) (17,843) (16,454) Tangible common equity $ 380,616 $ 343,240 $ 408,994 $ 466,942 504,623 Unrealized loss on HTM securities (39,878) Tax Effect 11,166 Tangible common equity - HTM adjusted $ 475,911 Tangible assets Total assets $ 4,314,254 $ 4,286,734 $ 5,073,170 $ 5,032,902 $ 5,018,398 Less: goodwill (29,322) (29,322) (59,820) (59,820) (59,820) Less: core deposit intangible (1,943) (1,070) (20,682) (17,843) (16,454) Tangible assets $ 4,282,989 $ 4,256,342 $ 4,992,668 $ 4,955,239 4,942,124 Unrealized loss on HTM securities (39,878) Tax Effect 11,166 Tangible assets - HTM adjusted $ 4,913,412 Total stockholders’ equity to total assets 9.55% 8.72% 9.65% 10.82% 11.58 % Tangible common equity to tangible assets 8.89% 8.06% 8.19% 9.42% 10.21 % Tangible common equity to tangible assets - HTM adjusted 9.69 % Tangible Common Equity to Tangible Assets

34 Non-GAAP Reconciliations (cont’d) ($000) 2Q24 1Q25 2Q25 Tangible common equity Total equity $ 509,469 $ 565,057 $ 580,897 Less: goodwill (59,820) (59,820) (59,820) Less: core deposit intangible (19,262) (17,148) (16,454) Tangible common equity $ 430,387 $ 488,089 $ 504,623 Shares outstanding 31,559,366 31,631,431 31,495,434 Book value per share $ 16.14 $ 17.86 $ 18.44 Tangible book value per share $ 13.64 $ 15.43 $ 16.02 Tangible Book Value Per Share

35 Non-GAAP Reconciliations (cont’d) ($000) 2022 2023 2024 2Q25 Total deposits $ 3,587,024 $ 4,401,437 $ 4,318,254 $ 4,306,531 Less: time deposits of $250,000 or more (27,158) (130,183) (202,196) (203,334) Less: brokered deposits — (144,880) — — Core deposits $ 3,559,866 $ 4,126,374 $ 4,116,058 $ 4,103,197 Core deposits to total deposits 99.24% 93.75% 95.32% 95.28 % Core Deposits

36 Non-GAAP Reconciliations ($000) 2011 2012 2013 Income before income tax expense $ 47,301 $ 71,384 $ 46,134 Adjustments: Bargain purchase gain 25,417 11,361 — Realized gains (losses) on sale of securities — 9,683 (9,143) Net positive adjustments on FDIC indemnification asset and true-up liability — 6,687 — Net loss related to the sale of branches — — (6,860) Total adjustments 25,417 27,731 (16,003) Adjusted income before income tax expense 21,884 43,653 62,137 Average assets $ 1,831,704 $ 2,494,242 $ 3,148,005 Pre-tax return on average assets 2.58% 2.86% 1.47 % Adjusted pre-tax return on average assets 1.19% 1.75% 1.97 % Adjusted Pre-Tax ROAA (2011 to 2013)

37 Peer Group Members Ticker Symbol Company Name BFC Bank First Corporation BY Byline Bancorp, Inc. CIVB Civista Bancshares, Inc. FMNB Farmers National Banc Corp. THFF First Financial Corporation FMBH First Mid Bancshares, Inc. GABC German American Bancorp, Inc. GSBC Great Southern Bancorp, Inc. HBNC Horizon Bancorp, Inc. IBCP Independent Bank Corporation LKFN Lakeland Financial Corporation MBWM Mercantile Bank Corporation MSBI Midland States Bancorp, Inc. MOFG MidWestOne Financial Group, Inc. NIC Nicolet Bankshares, Inc. OSBC Old Second Bancorp, Inc. PEBO Peoples Bancorp Inc. QCRH QCR Holdings, Inc. SMBC Southern Missouri Bancorp, Inc. SYBT Stock Yards Bancorp, Inc.

0 118 104 0 118 104 0 118 104 165 211 142 165 211 142 245 230 168 245 230 168 255 255 255